Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-2
P & S Agreement Date:                             Nov 1, 1995
Original Settlement Date:                         Nov 21, 1995
Series Number of Class A-1 Certificates:               441919AG2
Series Number of Class A-2 Certificates:                    N/A
Original Sale Balance:                             $637,660,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                     08/20/98
Investor Certificateholder Floating
Allocation Percentage                                    95.55%
Investor Certificateholder Fixed Allocation Percentage   97.90%
Aggregate Amount of  Collections                    15,522,829.67
     Aggregate Amount of  Interest Collections       3,188,210.75
     Aggregate Amount of  Principal Collections     12,334,618.92
Int. Collections Alloc. to Investor                  3,046,177.24
Class A Principal Collections                       11,946,192.35
Seller Interest Collections                            142,033.51
Seller Principal Collections                           388,426.57
Weighted Average Loan Rate                                 13.73%
Net Loan Rate                                              12.73%
Weighted Average Maximum Loan Rate                         18.90%
Class A-1 Certificate Rate                                5.9063%
Maximum Investor Certificate Rate                        12.9500%
Class A-1 Certificate Interest Distributed           1,348,246.16
Class A-1 Investor Certificate Interest
Shortfall before Draw                                       0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)              12,075,591.92
Alternative Principal Dist. Amount (APDA)          11,946,192.35
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)    11,946,192.35
Principal  allocable to Class A-1                  11,946,192.35
SPDA deposited to Funding Account                           0.00
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
Reimbursement to Credit Enhancer                            0.00
Spread Trigger hit?                                           No
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount   66,781.38
Cumulative Investor Liquidation Loss Amount            66,781.38
Total Principal allocable to A-1                   12,012,973.73
Beginning Class A-1 Certificate Principal Balance 265,092,947.86
Ending Class A-1 Certificate Principal Balance    253,079,974.13
Pool Factor (PF)                                       0.3968886

Servicer Certificate (Page 2 of  3)
Distribution Date:                                     08/20/98

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                             223,621.93
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Aggregate Investor Liquidation Loss Amount             66,781.38*
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                            280,858,448.17
Ending Pool Balance                               268,842,116.16
Beginning Invested Amount                         268,346,316.86
Ending Invested Amount                            256,333,343.13
Beginning Seller Principal Balance                 12,512,131.31
Ending Seller Principal Balance                    12,508,773.03
Additional Balances                                   388,426.57
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before
any purchase of Subsequent Loans or rele                    0.00%
Ending Funding Account Balance % (after purchase
of Subsequent Loans or release t                            0.00%
Principal Balance of Subsequent Funding Loans
Purchased in Period                                         0.00
Principal Collections to purchase Additional
Balances and/or paid to Cert.                               0.00
Beginning  Pre-Funding Account Balance                      0.00
Ending Pre-Funding Account Balance                          0.00
Pre-Funding Earnings                                        0.00
Beginning Capitalized Interest Account                      0.00
Capital Interest Requirement (Transferred to
Collection Account)                                         0.00
Ending Capitalized Interest Account                         0.00
Beginning Spread Account Balance                    6,506,737.00
Ending Spread Account Balance                       6,506,737.00
Beginning Seller Interest                                4.4550%
Ending Seller's Interest                                 4.6528%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        165
     Trust Balance                                 5,847,671.53
   90+ days (Del Stat 3+)
     No. of Accounts                                        422
     Trust Balance                                13,852,704.74
   270+ days (Del Stat 9+)
     No. of Accounts                                        215
     Trust Balance                                 7,623,470.34
   REO
     No. of Accounts                                         55
     Trust Balance                                 2,267,321.34
Rapid Amortization Event ?                                  No
   Failure to make payment within 5 Business Days
   of Required Date ?                                       No
   Failure to perform covenant relating to
   Trust's Security Interest ?                              No
   Failure to perform other covenants as described
   in the Agreement ?                                       No
   Breach of Representation or Warranty ?                   No
   Bankruptcy, Insolvency or Receivership relating
   to Seller ?                                              No
   Subject to Investment Company Act of 1940 Regulation ?   No
   Servicing Termination ?                                  No
   Aggregate of Credit Enhancement Draw Amounts
   exceed 1% of the Cut-off Balance                         No

Servicer Certificate (Page 3 of  3)
Distribution Date:                                     08/20/98
Event of Default ?                                          No
   Failure by Servicer to make payment within
   5 Bus. Days of Required Date ?                           No
   Failure by Servicer to perform covenant
   relating to Trust's Security Interest                    No
   Failure by Servicer to perform other covenants
   as described in the Agreement?                           No
   Bankruptcy, Insolvency or Receivership
   relating to Master Servicer ?                            No
   Trigger Event ?                                          No
Policy Fee Distributed to Credit Enhancer
(Paid directly from HFC)                                    N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                           530,460.08
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))         0.00
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                   5.33%
Total  Available Funds
     Aggregate Amount of Collections                15,522,829.67
     Deposit for principal not used to purchase
     subsequent loans                                       0.00
     Interest Earnings on the Pre-Funding Account           0.00
     Deposit from Capitalized Interest Account              0.00
     Total                                          15,522,829.67
Application of Available Funds
     Servicing Fee                                     223,621.93
     Prinicpal and Interest to Class A-1            13,361,219.89
     Seller's portion of Principal and Interest        530,460.08
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                 1,407,527.77
     Total                                          15,522,829.67

*As a result of the merger with Beneficial, Household has adopted Beneficial's charge-off policy relating to real estate secured receivables. This has resulted in lower net realized losses this month.


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.
The attached Servicing Certificate is true and correct in all material respects.
A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:                                     08/20/98
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating
Allocation Percentage                                  95.5450%
Class A Certificateholder Fixed Allocation Percentage  97.9000%
Beginning Class A-1 Certificate Balance           265,092,947.86
Class A-1 Certificate Rate                             5.906250%
Class A-1 Certificate Interest Distributed             2.114365
Class A-1 Certificate Interest Shortfall Distributed   0.000000
Remaining Unpaid Class A-1 Certificate
Interest Shortfall                                     0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed            18.839152
   Maximum Principal Distribution Amount               18.937352
   Scheduled Principal  Distribution Amount (SPDA)     18.734423
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss
   Amount Distributed                                  0.104729
Total Amount Distributed to Certificateholders         20.848789
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance              253,079,974.13
Class A-1 Factor                                       0.3968886
Pool Factor (PF)                                       0.3968886
Unreimbursed Liquidation Loss Amount                        $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount    $0.00
Accrued & Unpaid Interest on Unreimbursed
Liquidation Loss Amount                                     $0.00
Class A Servicing Fee                                  223,621.93
Beginning Invested Amount                          268,346,316.86
Ending Invested Amount                             256,333,343.13
Beginning Pool Balance                             280,858,448.17
Ending Pool Balance                                268,842,116.16
Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)
Distribution Date:                                     08/20/98
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        165
     Trust Balance                                 5,847,671.53
   90+ days (Del Stat 3+)
     No. of Accounts                                        422
     Trust Balance                                13,852,704.74

   REO
     No. of Accounts                                        55
     Trust Balance                                2,267,321.34
Aggregate Liquidation Loss Amount for
Liquidated Loans                                       547,558.89
Class A-1 Certificate Rate for Next
Distribution Date                                   To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
Pre-Funded Amount (Ending)                                  0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                           0
     Trust Balance                                          0.00
Capitalized Interest Account (Ending)                       0.00
Earnings on the Pre-Funding Account                         0.00